UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2019

URSTADT BIDDLE PROPERTIES INC.

(Exact name of registrant as specified in its charter)

STATE OF MARYLAND	1-12803	04-2458042
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

321 Railroad Avenue, Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

(203) 863-8200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	UBP	New York Stock Exchange
Class A Common Stock, par value $.01 per share	UBA	New York Stock Exchange
6.75% Series G Cumulative Redeemable Preferred Stock	UBPPRG	New York Stock Exchange
6.25% Series H Cumulative Redeemable Preferred Stock	UBPPRH	New York Stock Exchange
Common Stock Rights to Purchase Preferred Shares	N/A	New York Stock Exchange
Class A Common Stock Rights to Purchase Preferred Shares	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including statements on our expectations regarding the completion and anticipated proceeds of the offering discussed below and the use of such proceeds thereof. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. No assurance can be given that the offering discussed below will be completed on the terms described, or at all, or that the net proceeds of the offering will be used as indicated. Completion of the offering on the terms described, and the application of net proceeds, are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in or incorporated by reference into the Risk Factors section of the Company’s effective registration statement on Form S-3 (Registration No. 333-218635) (the “Registration Statement”), which was initially filed with the Securities and Exchange Commission (the “SEC”) on June 9, 2017 and declared effective on June 26, 2017. The Company undertakes no obligation to update these statements for revisions or changes except as required by law.

Item 3.03 Material Modification to Rights of Security Holders.

On September 26, 2019, Urstadt Biddle Properties Inc. (the “Company”) agreed to issue and sell 4,000,000 shares of the Company’s newly created 5.875% Series K Cumulative Redeemable Preferred Stock, par value $0.01 per share, liquidation preference $25.00 per share (the “Series K Preferred Stock”), in an underwritten public offering. In addition, the Company granted the underwriters for the offering a 30-day option to purchase up to an additional 600,000 shares of the Series K Preferred Stock to cover over-allotments, if any.

Accordingly, on September 27, 2019, the Company filed Articles Supplementary to the Company’s charter with the State Department of Assessments and Taxation of Maryland, pursuant to which the Company has classified and designated 4,600,000 of the authorized but unissued shares of preferred stock, $0.01 par value per share, of the Company as shares of the Series K Preferred Stock. A summary of the material terms of the Series K Preferred Stock is set forth in “Description of the Series K Preferred Stock” in the Prospectus Supplement dated September 26, 2019, constituting a part of the Registration Statement, which description is incorporated by reference herein. The summary of the Series K Preferred Stock is qualified in its entirety by reference to the Articles Supplementary filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

In connection with the public offering of the Series K Preferred Stock discussed above, on September 26, 2019, the Company entered into an equity underwriting agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC and BMO Capital Markets Corp., as representatives of the several underwriters listed on Schedule I thereto (the “Underwriters”), to issue and sell 4,000,000 shares of the Series K Preferred Stock and, pursuant to the Underwriting Agreement, granted the Underwriters a 30-day option to purchase up to an additional 600,000 shares of the Series K Preferred Stock. The Underwriting Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions under which the Company has agreed to indemnify the Underwriters against certain liabilities. The shares are being offered pursuant to the Company’s prospectus supplement dated September 26, 2019, and the accompanying base prospectus dated June 26, 2017, filed with the SEC pursuant to the Registration Statement. The closing of the offering is expected to occur on or about October 1, 2019, subject to satisfaction of customary closing conditions.

The foregoing summary of the terms of the Underwriting Agreement is only a brief description of certain terms therein and does not purport to be a complete description of the rights and obligations of the parties thereunder. A copy of the Underwriting Agreement is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

In connection with the offering, Miles & Stockbridge P.C. has provided the Company with an opinion regarding the legality of the shares of Series K Preferred Stock and Baker & McKenzie LLP has provided the Company with an opinion as to certain tax matters. Copies of the opinions are attached to this Current Report on Form 8-K as Exhibits 5.1 and 8.1, respectively, and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) The following exhibits are filed as part of this report:

Exhibit Number	Description
Exhibit 3.1	Articles Supplementary designating the Company’s 5.875% Series K Cumulative Redeemable Preferred Stock, $0.01 par value per share (incorporated by reference to Exhibit 3.1(p) to the Company’s Registration Statement on Form 8-A filed with the Securities and Exchange Commission on September 27, 2019 (SEC File No. 001-12803)).

Exhibit 5.1	Opinion of Miles & Stockbridge P.C. as to the legality of the shares.

Exhibit 8.1	Opinion of Baker & McKenzie LLP as to certain tax matters.

Exhibit 23.1	Consent of Miles & Stockbridge P.C. (included in Exhibit 5.1).

Exhibit 23.2	Consent of Baker & McKenzie LLP (included in Exhibit 8.1).

Exhibit 99.1	Equity Underwriting Agreement, dated September 26, 2019, by and among Urstadt Biddle Properties Inc. and Wells Fargo Securities, LLC and BMO Capital Markets Corp., as representatives of the several underwriters named on Schedule I thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URSTADT BIDDLE PROPERTIES INC.

Date:	September 30, 2019
		By:	/s/ John T. Hayes
John T. Hayes
Senior Vice President & Chief Financial Officer